Exhibit 10.3

Riot Blockchain, Inc.

2019 Equity Incentive Plan

Restricted Stock Award

Notice of Grant

This Notice of Grant is to notify you, the “Participant” identified in the “Summary of Award” below, that, subject and pursuant to the terms of the attached Restricted Stock Award Agreement (the “Award Agreement”) by and between you and Riot Blockchain, Inc., a Nevada corporation, for itself and for its consolidated subsidiaries, (collectively, the “Company”) you have been granted an unvested award of restricted shares of the common stock, no par value per share, of the Company (the “Shares”) in the amount and subject to vesting as set forth in the Summary of Award below (the “Award”); provided that the Award is conditioned on your acknowledgment of receipt and acceptance of the Award Agreement in accordance with Section 9 of the Award Agreement. The Award is granted to you by the Company under its Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended, (the “Plan”) a copy of which is included with this Notice of Grant. Except as otherwise defined herein, capitalized terms used in this Notice of Grant and the Award Agreement have the meanings set forth in the Plan.

Summary of Award

Name of Participant: _______________________________________________________

Grant Date: _______________________________________________________

Number of Shares: _______________________________________________________

Grant Date Share Price: $_________________________________________________

Vesting Schedule: _______________________________________________________

________________________________________________________________

________________________________________________________________

________________________________________________________________

The Award is granted to you as additional incentive compensation for your service to the Company, and it is contingent upon your continued service with the Company through the applicable vesting dates specified in the foregoing vesting schedule. Until the Shares are vested, they are restricted shares of Common Stock subject to forfeiture and restrictions, as set forth in the Award Agreement and the Plan. Except as set forth in the Award Agreement or as otherwise agreed by the Company in writing, partial service, even if substantial, during the vesting period will not entitle you to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following your separation from service with the Company.

1

Riot Blockchain, Inc.

2019 Equity Incentive Plan

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (this “Award Agreement”) is entered into, effective as of the “Grant Date” specified in the accompanying Notice of Grant attached hereto as Appendix A, which forms a part of, and is incorporated by reference into, this Award Agreement (the “Notice of Grant”), by and between Riot Blockchain, Inc. a Nevada corporation, and its consolidated subsidiaries (collectively, the “Company”), and the individual award recipient identified in accompanying Notice of Grant (the “Participant”), regarding the terms and conditions of the equity incentive Award granted by the Company to the Participant under the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended, (the “Plan”) as compensation for services by the Participant to the Company (the “Award”). Unless otherwise defined in this Award Agreement, capitalized terms used herein have the meanings defined in the Plan, the terms of which are incorporated by reference herein.

Now, therefore, in consideration of the premises hereof and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Participant, intending to be bound, hereby agree as follows:

1. Grant of Restricted Stock. Subject and pursuant to this Award Agreement and the Plan, including but not limited to the restrictions set forth under Section 4 hereof and the satisfaction of any tax obligation due with respect to any Section 83(b) Election made by the Participant with respect to the Shares (as described in Section 6.c hereof), the Company hereby grants to the Participant, as additional incentive compensation contingent on Participant’s continued service with the Company through the applicable vesting date, an unvested award of service-based restricted shares (the “Shares”) of the Company’s common stock, no par value per share, (“Common Stock”) in the amount and subject to vesting as summarized in the Summary of Award set forth in the Notice of Grant.

2. Vesting. Except as otherwise provided in this Award Agreement, the Plan, or other written agreement between the Company and the Participant, the terms of which expressly supersede the provisions of this Award Agreement and/or the Plan, the Shares are restricted and subject to forfeiture until vested. The Award and the Shares shall vest and become non-forfeitable in accordance with the vesting schedule set forth in the Summary of Award contained in the Notice of Grant, subject to any compensation claw-back rules under applicable law and/or Company policy. For the avoidance of doubt, the vesting schedule requires the Participant’s continued appointment or service with the Company through the applicable vesting date as a condition precedent to the vesting of the rights and benefits under this Award Agreement. Partial service, even if substantial, during the vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of service as provided in the Award Agreement or under the Plan, except as otherwise expressly agreed by the Company in writing. Vested Shares will be issued to the Participant in accordance with the Participant’s issuance instructions, subject to the Participant’s satisfaction of the applicable tax withholding obligations due on the issuance of such vested Shares.

3. Forfeiture; Acceleration of Vesting.

a. Forfeiture of Unvested Shares. Except as otherwise agreed by the Company in writing, the Shares granted hereby are subject to forfeiture as set forth in this Section 3 until vesting. Accordingly, all Shares granted hereunder which have not vested shall be automatically forfeited and returned to the Company without payment or consideration therefor, and Participant shall have no further right, title or interest in or to such forfeited Shares, or any compensation in lieu thereof, as of the earlier of:

(i) except as provided in Section 3.b below, the date the Participant’s employment, appointment or service with the Company ceases for any reason (the “Termination Date”);

(ii) upon the Participant’s breach, as determined by the Company, of any non-disclosure, non-competition, or non-solicitation restrictive covenant obligation owed to the Company; or

2

(iii) upon the Plan Administrator’s determination that any conduct of the Participant constitutes grounds for forfeiture under the Plan.

Upon the occurrence of a forfeiture event, the Company shall exercise its power under Section 5.c hereof to effect the return of the forfeited Shares to the Company automatically and without any additional action by the Participant (or the Participant’s beneficiary or personal representative, as applicable); provided, however, the Participant (or the Participant’s beneficiary or personal representative, as applicable) shall deliver any additional documents of transfer that the Company may request to confirm the transfer of such unvested, forfeited Shares and related restricted property to the Company. Further, notwithstanding anything in the Plan or this Award Agreement to the contrary, the Company will be entitled, to the extent permitted or required by applicable law, Company policy, or the requirements of an exchange on which the Company’s securities may be listed for trading, in each case, as in effect from time to time, to effectuate a forfeiture of the Award and/or recoup compensation of whatever kind paid by the Company pursuant to the Award.

b. Acceleration Events. Notwithstanding the foregoing, upon effectiveness of a separation agreement and general release of claims, in form reasonably satisfactory to the Company, to be entered into between the Company and the Participant (or Participant’s beneficiary or personal representative, as applicable) in connection with any qualifying separation from service between the Participant and the Company (a “Separation Agreement”), the vesting schedule for all unvested Shares subject to this Award Agreement shall be adjusted as authorized by the Company’s Chief Executive Officer, as set forth in the applicable Separation Agreement. For the avoidance of doubt, with respect to each of the foregoing acceleration events, the Participant hereby acknowledges and agrees that: (X) the acceleration is contingent upon the Participant (or the Participant’s beneficiary or personal representative, as applicable) entering into a separation agreement and release reasonably satisfactory to the Company; (Y) the Participant has no right to receive any of the Shares without such agreement; and (Z) the Shares accelerated pursuant to such agreement are subject to forfeiture until vested and, to the extent applicable, the satisfaction of all applicable Withholding Taxes due thereon is a condition precedent to the vesting of such Shares.

4. Restrictions. Until vesting, the Shares are subject to the following restrictions:

a. Restrictions on Transfer; Permitted Transferees. Consistent with Section 5.7 of the Plan, the Award and all unvested Shares granted hereunder, including any interest therein, amount payable in respect thereof, or property receivable in respect thereof, may not be sold, pledged, assigned, hypothecated, transferred, gifted or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, in any manner other than by will or by the laws of descent or distribution, with the exception, at the Committee’s sole and absolute discretion, of transfers (for no consideration) to the following persons: (i) the Participant’s spouse, children, or grandchildren; (ii) one or more trusts for the benefit of the Participant’s spouse, children, or grandchildren; or (iii) a partnership, limited liability company, or other passthrough entity of which the Participant and the Participant’s spouse, children, or grandchildren are the only beneficial owners and controlling persons (collectively, the “Permitted Transferees”). No transfer of the Shares shall be effective to bind the Company unless approved in writing in advance by the Committee and the Committee shall have been furnished with (i) written notice thereof along with such evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee of such transferred Shares to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Award and Shares.

b. Restrictive Legend. Any certificate evidencing the Participant’s ownership of the Shares shall be issued to the Participant (or the permitted transferee of the Participant) bearing the following restrictive legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN, AS AMENDED, AND THE RESTRICTED STOCK AWARD AGREEMENT RELATING TO THE SHARES ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE ISSUER, RIOT BLOCKCHAIN, INC., COPIES OF WHICH ARE ON FILE IN THE OFFICES OF THE ISSUER.

3

c. Issuance and Escrow of Restricted Shares. Restricted Shares shall be issued to the Participant as of the Grant Date and held in electronic book-entry form with the Company (including with a third-party servicer account organized by the Company for the benefit of Plan participants) until such time as the Shares are vested and no longer subject to forfeiture and restriction, or until they are forfeited to the Company in accordance with the terms hereof; provided, however, upon request of the Participant, the Company may, in its sole discretion, issue to the Participant a certificate representing unvested Shares, which shall bear, in addition to any legend required by applicable law, a legend substantially in the form set forth in the foregoing Section 4.b. The Participant hereby acknowledges and agrees that the Company shall hold any certificate issued for such restricted Shares in escrow in its possession until such a time as all restrictions applicable to the Shares evidenced by such certificate are satisfied in full. If the Shares are issued in certificated format, the administrative costs and risk of loss of such certificated Shares are the sole responsibility of the Participant.

d. Delivery of Shares Upon Vesting. Promptly after the vesting and the satisfaction of the Withholding Tax obligations due in connection with the vesting of the Shares (as described in Section 6.b hereof), the Company shall, as applicable, either: (i) remove the notations on any Shares issued in book entry form that have vested; or (ii) if a certificate has been issued for the Shares, cause the restrictive legend to be removed from the certificate covering such vested Shares. The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or disability, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The Shares so delivered shall no longer be subject to forfeiture or the restrictions set forth hereunder.

Notwithstanding the foregoing, the issuance of the Shares and the removal of any restrictions thereon are subject to, and shall be carried out in compliance with, all applicable laws with respect to such securities, including, without limitation, the registration of the Shares with the SEC. No Shares may be issued hereunder if the issuance of such Shares would constitute a violation of any applicable securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Company’s securities may then be listed. The inability of the Company to obtain the authority from any regulatory body having jurisdiction, if any, deemed by the Company’s legal counsel to be necessary to effect the lawful issuance of the Shares shall relieve the Company of any liability in respect of the Shares, including with respect to the failure to issue such Shares. As a condition to the issuance of the Shares and the removal of any restrictions thereon, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

5. Shareholder Matters.

a. Stock Power; Power of Attorney. Concurrent with the execution and delivery of this Award Agreement, the Participant shall deliver to the Company an executed stock power in the form attached hereto as Appendix C, in blank, with respect to the restricted Shares covered by the Award. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Award Agreement, the Company and each of its authorized representatives as the Participant’s attorney(s) in fact to effect any transfer of unvested forfeited Shares (or Shares otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Award Agreement, including the transfer and sale of any Shares sold in connection with any net settlement for taxes permitted under the Plan, and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

4

b. Rights as a Shareholder. The Shares shall be held in electronic book entry form (including with a third-party servicer account organized by the Company for the benefit of Plan participants) or issued under a certificate bearing a restrictive legend, as set forth in Section 1 hereof, and shall be subject to forfeiture and the restrictions set forth herein until they have vested in accordance with Section 2 above. Subject to the restrictions set forth in Section 4 hereof and the Plan, during the time the Shares are unvested, the Participant shall have all of the rights of a shareholder with respect to the Shares, including the right to vote the Shares and to receive dividends paid on the Shares; provided that any additional shares of Common Stock or other securities that the Participant may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company will be subject to the same restrictions as the Shares. For the avoidance of doubt, the Shares shall be subject to the restrictions set forth in Section 4 hereof and the Plan until they become vested, and, notwithstanding the Participant’s rights as a shareholder of the Company during such time as the Shares remain unvested, the Participant hereby acknowledges and agrees that the Participant may not sell, transfer, assign, gift, encumber or permit encumbrance upon, or otherwise transact in the Shares until they are vested and issued to the Participant in unrestricted form in accordance with the terms of this Award Agreement.

c. Attendance at Meetings; Voting. Until the Shares become vested and all restrictions thereon are removed in accordance with the terms of this Award Agreement and the Plan, the Participant shall:

(i) cause all Shares granted to Participant pursuant to this Award Agreement to be present, in person or by proxy, at any meeting of the Company’s stockholders, so that all such Shares shall be counted for the purpose of determining the presence of a quorum at such meeting; and

(ii) vote, or cause to be voted, all such Shares in accordance with the recommendations of the Company with respect to any business or proposal on which the stockholders of the Company are entitled to vote, whether at a meeting of the Company’s stockholders or by written instrument thereof. This Section 5.c shall apply to any holder of the Shares to whom the Shares are transfer by or on behalf of the Participant in the same manner it applies to the Participant.

6. Tax Matters.

a. No Tax Advice; No Duty to Minimize Taxes. The Participant is hereby advised to consult with the Participant’s own personal tax, financial, and/or legal advisors regarding the tax consequences of this Award. The Company has no duty or obligation to minimize the tax consequences to the Participant of this Award and shall not be liable to the Participant for any adverse tax consequences to Participant arising in connection with this Award, including with respect to any election pursuant to Section 83(b) of the Code, as discussed in Section 6.b hereof (the “Section 83(b) Election”). The Participant is hereby advised to consult with the Participant’s own personal tax, financial and/or legal advisors regarding the tax consequences of this award and by signing this Award Agreement, the Participant has agreed that he or she has done so or knowingly and voluntarily declined to do so.

b. Tax Withholding Obligations. As set forth in Section 4.d hereof, the removal of the restrictions on the Shares, or at any time thereafter as requested by the Company, the Participant shall pay or provide for payment of at least the minimum amount of income taxes and other withholdings which the Company may be required to withhold with respect to such distribution of shares (the “Withholding Taxes”). The Administrator may, in its sole discretion, permit the Participant to elect to satisfy the Withholding Taxes by electing to surrender to the Company for cancellation that number of Shares having a fair market value of no less than the amount of such Withholding Taxes (measured based on the closing price per share of the Company’s securities as of the applicable vesting date of the vested Shares, as reported on the stock exchange on which the Company’s securities are then traded), up to a maximum of Fifty percent (50%) of the fair market value of such vested Shares (“Net Settlement”); provided, however, that Net Settlement shall not be available to satisfy the Withholding Taxes and other tax obligations due on the issuance of the Shares by operation of the Participant’s Section 83(b) Election with respect to the Shares (as described in Section 6.c below). Unless the Withholding Tax obligations of the Company are satisfied, the Company shall have no obligation to deliver to the Participant any Shares. In the event the Company’s obligation to withhold arises prior to the delivery to the Participant of Shares or it is determined after the delivery of Shares to the Participant that the amount of the Withholding Taxes was greater than the amount withheld by the Company, the Participant Agrees to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

c. Section 83(b) Election. Subject to the Participant’s satisfaction of any tax withholding obligation due thereon, the Participant may elect, within Thirty (30) days after the Grant Date, to file the Section 83(b) Election with the Internal Revenue Service (“IRS”) and the Company to report receipt of the Shares as of the Grant Date and pay the tax due on, regardless of their vesting status. Instructions on how to file the Section 83(b) Election with respect to the Award and a sample Section 83(b) Election form is provided as Appendix B hereto. Accordingly, with respect to the Section 83(b) Election, the Participant hereby acknowledges and agrees that:

5

(i) the Company does not make any recommendation with respect to the decision to make the Section 83(b) Election;

(ii) it is solely the responsibility of the Participant, and not the Company, to decide whether to make the Section 83(b) Election in connection with the Award and, if so, to do so in a timely manner;

(iii) notwithstanding the Section 83(b) Election, the Shares shall remain subject to forfeiture and the restrictions described herein and in the Plan until they become vested, and, in the event the Shares are forfeited following the Section 83(b) Election, the Company shall not be liable for any losses or other liability incurred by the Participant in connection with such forfeiture, and the Participant shall not be entitled to receive any compensation for such forfeited Shares, except as provided herein or required by applicable law;

(iv) the Participant is liable for, and hereby agrees to timely pay, all applicable tax obligations due in connection with the Section 83(b) Election; and

(v) the satisfaction of the Withholding Taxes and any other tax obligations due with respect to the Section 83(b) Election may not be satisfied by withholding that number of Shares having a fair market value of no less than the amount of the Withholding Taxes and other tax obligations due, and, for the avoidance of doubt, may only be satisfied by the payment, in cash, of the amount of the Withholding Tax and other tax obligations due thereon.

d. Section 409A. It is intended that the Award, the Plan, and this Award Agreement are exempt from Section 409A of the Code and the interpretive guidance thereunder (“Section 409A”), and this Award Agreement shall be administered accordingly, and interpreted and construed on a basis consistent with such intent. To the extent that any provision of this Award Agreement would fail to comply with applicable requirements of Section 409A, the Company may, in its sole and absolute discretion and without requiring the Participant’s consent, make such modifications to this Award Agreement and/or payments to be made thereunder to the extent it determines necessary or advisable to comply with the requirements of Section 409A. Nothing in this Award Agreement shall be construed as a guarantee of any particular tax effect for the Award, and the Company does not guarantee that any compensation or benefits provided under this Award Agreement will satisfy the provisions of Section 409A.

7. Representations and Warranties. By accepting the Award, the Participant hereby represents, warrants, acknowledges and agrees as follows:

a. The Participant has received a copy of the Plan, has reviewed the Plan and this Award Agreement in their entirety, and has had an opportunity to obtain the advice of independent counsel prior to accepting the Award;

b. The Participant has had the opportunity to consult with a tax advisor concerning the tax consequences of accepting the Award, and understands that the Company makes no representation regarding the tax treatment as to any aspect of the Award, including the grant, vesting, settlement, or conversion of the Award;

c. The Participant’s participation in the Plan and acceptance of the Award is voluntary and without expectation of employment or service, or continued employment or service, with the Company, and the Participant understands that neither the grant of this discretionary Award nor the Participant’s participation in the Plan confers any right to continue in the service of the Company or to receive any other award or amount of compensation, whether under the Plan or otherwise, and no payment of any award under the Plan will be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan;

d. The Participant consents to the collection, use, and transfer, in electronic or other form, of the Participant’s personal data by the Company, the Committee, and any third party retained to administer the Plan for the exclusive purpose of administering the Award and Participant’s participation in the Plan; provided, that the Participant agrees to promptly notify the Committee of any changes in the Participant’s name, address, or contact information during the entire period of Plan participation; and

6

e. Notices and other documents related to the Award or the Plan may be delivered by electronic means, and the Participant hereby consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system authorized by the Committee.

8. General Provisions.

a. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan; provided, however, inconsistencies between this Award Agreement and the Plan shall be resolved in accordance with the terms of this Award Agreement in all respects; provided further, with respect to any ambiguities in this Award Agreement or any matters as to which this Award Agreement is silent, the Plan shall govern.

b. Governing Law; Disputes. The Plan and this Award Agreement are to be governed, construed, and administered in accordance with the laws of the State of Nevada, without regard to otherwise governing conflict of laws principles. Any dispute or controversy arising under, out of, or in connection with this Award Agreement shall be finally determined and settled by binding arbitration in [•], in accordance with the rules and procedures of the American Arbitration Association, and judgment upon the award may be entered in any court having jurisdiction thereof. In such arbitration, each party shall bear its own costs and fees, including attorneys’ fees.

c. Administration; Interpretation. In accordance with the Plan and this Award Agreement, the Committee shall have full discretionary authority to administer the Award, including discretionary authority to interpret and construe any and all provisions relating to the Award. Decisions of the Committee shall be final, binding, and conclusive on all parties. In the event of a conflict between this Award Agreement and the Plan, the terms of the Plan shall prevail.

d. Entire Agreement. This Agreement, together with the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties.

e. Severability. The provisions of this Award Agreement hereto are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

f. Successors and Assigns. The rights and benefits of this Award Agreement shall inure to the benefit of, and be enforceable by, the Company’s successors (including any successor by reason of amalgamation of the Company) and assigns. The rights and obligations of Participant under this Award Agreement may not be assigned, except to Permitted Transferees in accordance with Section 4.a hereof.

g. Injunctive Relief. In addition to any other right of the Company to enforce the terms of this Award Agreement, the Participant hereby consents and agrees that the Company may bring an action or special proceeding in any state or federal court of competent jurisdiction to seek injunctive or other relief to enforce the Participant’s compliance with any restrictive covenant obligations undertaken by the Participant in connection with the grant of the Award.

7

9. Acknowledgement of Receipt and Acceptance. By signing below (including via electronic signature, as approved by the Plan Administrator), the undersigned Participant: (a) acknowledges receipt and acceptance of the Award, subject and pursuant to the terms and conditions of this Award Agreement and of the Plan, which are incorporated by reference herein; (b) agrees to the representations made in Section 7 of this Award Agreement above; (c) agrees to be bound by this Award Agreement and the Plan; and (d) acknowledges that the Award granted by this Award Agreement is subject to forfeiture until vested.

[Remainder of Page Intentionally Blank - Signature Page Follows]

8

IN WITNESS WHEREOF, the undersigned parties, intending to be bound, have executed this Restricted Stock Award Agreement, as of the Grant Date specified in the Notice of Grant accompanying this Award Agreement.

THE COMPANY

Riot Blockchain, Inc., a Nevada corporation

By: __________________________
Name:__________________________
Title: __________________________

THE PARTICIPANT

By my signature below, I, the undersigned individual, hereby acknowledge and agree that my receipt and understanding of this Award Agreement and the documents incorporated by reference herein, including, for the avoidance of doubt, the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended, and the documents incorporated by reference therein, and I hereby agree to be bound and abide by the terms and conditions of this Award Agreement.

__________________________ Date Accepted	__________________________ Participant's Signature

__________________________ Participant's Name (Please Print)

Attachments:Appendix A – Notice of Grant

Appendix B – Section 83(b) Election Form

Appendix C – Irrevocable Stock Power

[Signature Page to Riot – [_________] Service-Based Restricted Stock Award Agreement]

9

Appendix B

Section 83(b) Election Form Filing Instructions and Sample Section 83(b) Election Form

[ATTACHED]

10

Appendix C

Irrevocable Stock Power

[ATTACHED]